March 28, 2024

WESTWOOD FUNDS

A Series of Ultimus Managers Trust

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Select Income Fund	KIFYX	KIFAX	KIFCX

Supplement to Statement of Additional Information
dated February 28, 2024

This supplement updates certain information in the Statement of Additional Information (“SAI”) for the Westwood Select Income Fund (the “Fund”), a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

The following change is made in the SAI for the Fund.

Westwood Select Income Fund

Effective March 31, 2024, the name of the Fund will change to Westwood Real Estate Income Fund and all references to the name of the Fund in the SAI will be replaced with references to the Fund’s new name.

If you have any questions regarding the Fund, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.